UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2016

Nexeo Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281) 297-0700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 9, 2016 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among WL Ross Holding Corp. (“WL Ross”), Neon Acquisition Company LLC, which was a wholly-owned subsidiary of WL Ross at the time of the mergers described below (“Blocker Merger Sub”), Neon Holding Company LLC, which was a wholly-owned subsidiary of WL Ross at the time of the mergers described below (“Company Merger Sub”), Nexeo Solutions Holdings, LLC (“Nexeo”), TPG Accolade Delaware, L.P. (“Blocker”), and Nexeo Holdco, LLC (“New Holdco”).  Pursuant to the Merger Agreement, WL Ross acquired Nexeo through a series of two mergers. First, Company Merger Sub merged with and into Nexeo (the “Company Merger”), with Nexeo continuing as the surviving entity, with WL Ross and Blocker as its sole owners. Next, immediately following the effectiveness of the Company Merger, Blocker Merger Sub merged with and into Blocker (the “Blocker Merger” and, together with the Company Merger, the “Mergers”), with Blocker continuing as the surviving entity and as a wholly-owned subsidiary of WL Ross.

In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from “WL Ross Holding Corp.” to “Nexeo Solutions, Inc.”  Unless the context otherwise requires, “we,” “us,” “our,” “Nexeo Solutions” and the “Company” refer to the combined company and its subsidiaries, including Nexeo and its subsidiaries. “WL Ross” refers to the registrant prior to the Closing and “Nexeo,” the “Nexeo Business” or “Nexeo before the Business Combination” refers to the Nexeo business before it became a wholly-owned subsidiary of the Company upon the Closing Date.

On June 15, 2016, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 1.02, 2.01, 2.02, 2.03, 3.02, 3.03, 4.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 5.01, 5.02, 5.03 and 5.06 of Form 8-K.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 5.01                   Changes in Control of Registrant.

To the extent required, the disclosure set forth under “Introductory Note” and in Item 2.01 of the Original Form 8-K is incorporated by reference herein.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David Bradley Employment Agreement

On June 9, 2016, in connection with the Closing, the Company and Solutions entered into a new employment agreement with David A. Bradley (the “Employment Agreement”) providing that Mr. Bradley would serve as President and Chief Executive Officer of Solutions, Nexeo, and the Company. The Employment Agreement has an effective date of June 9, 2016 (the “Effective Date”) and supersedes the prior employment agreement between Mr. Bradley and Solutions, dated March 29, 2011.

The Employment Agreement provides for an employment term beginning on the Effective Date and ending on September 30, 2019 (the “Initial Expiration Date”), with the Employment Agreement automatically renewing for successive one-year periods on the anniversary of the Initial Expiration Date unless otherwise terminated by either party in accordance with the Employment Agreement.

The Employment Agreement further provides that Mr. Bradley (i) will receive an annual base salary of at least $900,000, which may be increased from time to time as determined by the board of directors of the Company (the “Board”), (ii) will be eligible to receive a target annual bonus of not less than 1.25 times his annual base salary provided certain pre-established performance criteria are met and (iii) is entitled to participate in the long-term incentive and benefit plans of Solutions and its affiliates.

The Employment Agreement provides that Mr. Bradley will be eligible to receive benefits upon certain terminations of his employment with Solutions. If Mr. Bradley’s employment is terminated without “cause” or for “good reason” (as such terms are defined in the Employment Agreement), then Mr. Bradley will be entitled to receive (i) a lump-sum cash payment equal to all accrued but unpaid base salary, expenses and benefits (the “Accrued Payments”), (ii) an amount equal to two (2) times the sum of (a) his annual base salary, plus (b) his target annual bonus for the preceding fiscal year, to be paid in substantially equal monthly installments over a period of 24 months (iii) a lump-sum cash payment equal to any earned but unpaid annual bonus for the performance year ending prior to the date of termination, (iv) payments for continued COBRA coverage until the earlier of 24 months following the date of termination or the date Mr. Bradley becomes eligible to receive medical and dental coverage from a subsequent employer, and (v) pro-rata vesting under any outstanding performance share unit awards granted in 2016 under the Company’s long term incentive plan (based on actual performance through the date of his termination of employment). If Mr. Bradley’s employment is terminated without “cause” or for “good reason” within a 24-month period following a “change in control” (as such term is defined in the Employment Agreement), then Mr. Bradley will be entitled to receive the aforementioned amounts except that (1) the target annual bonus amount under (ii)(b) above shall be calculated with respect to the target annual bonus for the year of termination, (2) any vesting of outstanding equity based awards previously granted to Mr. Bradley shall be determined pursuant to the governing plans and award agreements, as applicable, and (3) Mr. Bradley shall also be entitled to a prorated annual bonus (based on actual performance) for the year in which such termination occurs. All payments due to termination of employment, except the Accrued Payments, are contingent upon Mr. Bradley’s timely execution, delivery, and nonrevocation of a release of claims.

If Mr. Bradley’s employment is terminated due to death or disability, then Mr. Bradley (or his estate) will be entitled to receive (i) a lump-sum cash payment equal to the Accrued Payments, (ii) a lump-sum cash payment equal to any earned but unpaid annual bonus for the performance year ending prior to the date of termination (based on actual performance) and (iii) a lump sum cash payment equal to the annual bonus for the year of termination, based on actual performance calculated at the end of the fiscal year but prorated through the date of termination.  The Employment Agreement also provides for non-competition and non-solicitation covenants, which are in effect during the period of Mr. Bradley’s employment and for a period of 24 months thereafter.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.5 to this Form 8-K and incorporated herein by reference.

Series B Unit Awards

In connection with the transactions related to the Mergers and the Neon Merger, Nexeo’s board of directors (a) determined that the Mergers, for purposes of the Series B Unit awards, should be treated as both a “Liquidity Event” and  a “Change of Control,” resulting in the deemed satisfaction of all performance conditions under any unvested Series B Unit awards  that were subject to performance-based vesting conditions, (b) determined that the Mergers, for purposes of “phantom units” granted to Mr. Bradley under that certain employment agreement dated as of March 29, 2011 by and between Solutions and Mr. Bradley, should not be treated as a “Liquidity Event” and that such phantom units should be cancelled without consideration in connection with the Mergers, and (c) preserved the vesting schedules applicable to the time-based portion of any unvested Series B Units in the corresponding New Holdco Units received in the New Holdco Exchange (the “Unvested New Holdco Units”). Pursuant to the foregoing, the Unvested New Holdco Units are subject to accelerated vesting upon any qualifying termination of employment of the holder, without regard to the 24-month post “Change of Control” limitation period that previously applied to the time-based portion of the Series B Units of Nexeo.

Adoption of a Form of Performance Share Unit Agreement

On June 9, 2016, following the Closing, a subcommittee of the Compensation Committee comprised solely of two or more members of the Board who are “non-employee directors” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and “outside directors” for purposes of section 162(m) of the Internal Revenue Code (the “Subcommittee”) adopted a Form of Performance Share Unit Agreement (the “Form of PSU Agreement” and each actual agreement entered into with a grantee, a “PSU Agreement”) to evidence performance share unit awards (“PSUs”) granted under the 2016 LTIP.  The following is a brief description of the Form of PSU Agreement.

This description does not purport to be a complete description of all of the provisions of the Form of PSU Agreement and is qualified in its entirety by reference to the full text of the Form of PSU Agreement, which is attached hereto as Exhibit 10.14, and is incorporated herein by reference.

Each PSU represents the right to receive one share of common stock of the Company and dividend equivalents with respect to such share, subject to the terms and conditions of the applicable PSU Agreement and the 2016 LTIP.  The number of PSUs that vest may be more or less than the number of PSUs granted, depending on the level of achievement of certain performance metrics and the satisfaction of certain time-based vesting conditions, each established by the Compensation Committee (or the Subcommittee thereof) at the time of grant and set forth in the grantee’s PSU Agreement.

If a grantee’s employment is terminated for any reason, then all PSUs that have not been settled shall be forfeited; provided, however, that if a grantee’s employment is terminated by the Company without “cause” (as defined in the Form of PSU Agreement) or due to death or “disability” (as defined in the Form of PSU Agreement) after the relevant performance period has ended, but before the grantee’s award has been settled, such awards shall be settled as if such grantee had remained continuously employed through the end of the relevant service period.

In the event a Change of Control (as defined in the Form of PSU Agreement) occurs, the Company will deem the applicable performance period to end immediately prior to the date of the Change of Control, and the Company’s satisfaction of the applicable performance goals will be based upon the Company’s actual achievement of the performance goals over such revised performance period.

Any compensation, payments, or benefits provided under a PSU Agreement will be subject to a clawback to the extent necessary to comply with the requirements of any applicable law or any policy adopted by the Company pursuant to any such law (whether in existence as of the effective date of the award or later adopted).

Adoption of the Severance Plan

On June 9, 2016 (the “Restatement Date”), following the Closing, the Board approved and adopted the amended and restated Nexeo Solutions, Inc. Severance Plan for U.S. Officers and Executives (the “Severance Plan”).  The Severance Plan provides severance benefits under certain circumstances in the event of the termination of employment of employees who are selected by our Compensation Committee to participate in the plan. Except as otherwise provided in the plan, the Severance Plan supersedes any prior plan, program or policy under which the Company or its subsidiaries provided severance benefits prior to the Restatement Date. The following is a brief description of the Severance Plan. The description does not purport to be complete and is qualified by reference to the full text of the Severance Plan, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

If a plan participant’s employment is terminated (A) by the Company or the Company’s subsidiaries for any reason other than “cause” (as defined in the Severance Plan), “permanent disability” (as defined in the Severance Plan) or death or (B) by the participant for “good reason” (as defined in the Severance Plan) (each termination described in (A) or (B), an “Involuntary Termination”), and such termination is not in connection with a “change of control” (as defined in the Severance Plan), the participant is entitled to receive (i) a severance payment in the amount of 1.5 times the sum of (a) the participant’s annual base salary, plus (b) the participant’s target annual bonus amount from the immediately preceding performance year, (ii) coverage under the Company’s medical and dental plans, as required by and pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), subsidized such that the participant shall pay the same rate as employee contributions paid by similarly-situated active employees, such subsidized coverage to be provided by the Company through the earlier of eighteen (18) months following the participant’s termination date or the “subsidy period” (as defined below) and (iii) continued pay through the termination “notice period” (as defined in the Severance Plan and which shall be a period of at least 30 days) if the participant’s employment is terminated prior to the end of such notice period. A participant’s “subsidy period” ends at such time that (i) the participant does not timely pay a required COBRA premium, (ii) the participant is eligible for health coverage at a new employer, (iii) the participant terminates COBRA coverage or (iv) any other event occurs that, pursuant to COBRA, permits the earlier termination of COBRA coverage.

If a participant’s employment is terminated by the Company or its subsidiaries due to an Involuntary Termination, in each case on or within 24 months following a change of control, the participant is (i) entitled to receive a severance payment in the amount of 1.5 times the sum of (a) the participant’s annual base salary, plus (b) the participant’s target annual bonus amount for the year in which the participant’s termination occurs, (ii) eligible to receive an amount equal to the target annual bonus for the year in which such termination occurs, which amount shall be prorated through and including the date of the participant’s termination of employment, based on actual performance for such year, as determined in good faith by the Board, (iii) entitled to coverage under the Company’s medical and dental plans, as required by COBRA, subsidized such that the participant shall pay the same rate as employee contributions paid by similarly-situated active employees, such subsidized coverage to be provided by the Company during the subsidy period and (iv) entitled to continued pay through the termination notice period if the participant’s employment is terminated prior to the end of such notice period.

Except as otherwise provided in the Severance Plan, severance benefits to be provided to a “prior participant” (as defined in the Severance Plan) upon an Involuntary Termination will consist of the payments and benefits that such participant would have been entitled to under the corresponding provisions of the Severance Plan that existed prior to the Restatement Date.

The Severance Plan does not provide a tax gross-up provision for U.S. federal excise taxes that may be imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). Instead, the Severance Plan provides that if amounts payable to a participant under the Severance Plan (together with any other amounts that are payable by the Company as a result of a change of control (collectively, the “Payments”)) exceed the amount allowed under Section 280G of the Code for such participant, thereby subjecting the participant to an excise tax under Section 4999 of the Code, then the Payments shall either be: (i) reduced to the level at which no excise tax applies, such that the full amount of the Payments would be equal to $1 less than three times the participant’s “base amount” (as defined under Code Section 280G), or (ii) paid in full, with the participant being responsible for his or her excise and other taxes, whichever alternative produces the better net after-tax position for such participant.

Any compensation, payments, or benefits provided under the Severance Plan will be subject to a clawback to the extent necessary to comply with the requirements of any applicable law or any policy adopted by the Company pursuant to any such law (whether in existence as of the Restatement Date or later adopted).

The Severance Plan may be amended, suspended or terminated by the Board (or its delegated party) at any time, except that (i) any amendment that became effective within the six (6) month period prior to the date of either a participant’s Involuntary Termination or a change of control, and that had the effect of reducing or eliminating benefits under the Severance Plan, shall be deemed to be not effective and (ii) no amendment may be made within two years following the occurrence of a change in control.

Item 5.03                   Amendments to Articles or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of the Original Form 8-K is incorporated by reference herein.

On June 9, 2016, the Company’s bylaws were amended (the “A&R Bylaws”) in connection with the Closing.  The A&R Bylaws make certain changes to the prior bylaws.  The A&R Bylaws provide, among other things, that:

•                  special meetings of stockholders may only be called in the matter provided in the Company’s A&R Certificate;

•                  except as otherwise provided in the A&R Certificate, stockholders may not take any action by written consent in lieu of a meeting of stockholders;

•                  special meetings of Board may be called by (i) the Chairman of the Board or (ii) two or more directors then in office (and, if fewer than three directors constitute a majority of the directors then in office, a majority of the directors then in office, or the sole director, as the case may be);

•                  the bylaws may be altered, amended or repealed in accordance with the A&R Certificate.

In connection with the Closing, our board of directors approved a change in the Company’s fiscal year end from December 31 to September 30.

Item 5.06                   Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by WL Ross’ amended and restated certificate of incorporation, the Company ceased to be a shell company as of the Closing Date.  The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 104, which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(a)           Exhibits

Exhibit No.	Description

Exhibit 2.1*

Agreement and Plan of Merger, dated March 21, 2016, by and among WL Ross Holding Corp., Neon Acquisition Company LLC, Neon Holding Company LLC, TPG Accolade Delaware, LP, Nexeo Solutions Holdings, LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 2.2*

Amendment No. 1 to the Agreement and Plan of Merger, dated June 6, 2016, by and among the WL Ross Holding Corp., Neon Acquisition Company, LLC, Neon Holding Company LLC, Nexeo Solutions Holdings, LLC, TPG Accolade Delaware, L.P. and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 3.1**	Second Amended and Restated Certificate of Incorporation of Nexeo Solutions, Inc.

Exhibit 3.2**	Amended and Restated Bylaws of Nexeo Solutions, Inc.

Exhibit 4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 4.4

Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 10.1**	Tax Receivable Agreement, dated June 9, 2016, by and between WL Ross Holding Corp. and the Selling Equityholders

Exhibit 10.2**	Form of Joinder to Tax Receivable Agreement

Exhibit 10.3**

Credit Agreement, dated as of June 9, 2016, by and Nexeo Solutions, LLC, the other U.S Borrowers referred to therein, Nexeo Solutions Canada Corp., Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A. as agent, the other agents party thereto and the others lenders party thereto

Exhibit 10.4**

Credit Agreement, dated as of June 9, 2016, by and among Nexeo Solutions, LLC, Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the other lenders party thereto

Exhibit 10.5**	Employment Agreement, dated June 9, 2016, by and between Nexeo Solutions, Inc., Nexeo Solutions, LLC and David Bradley

Exhibit 10.6**	Nexeo Solutions, Inc. Severance Plan for U.S. Officers and Executives, as Amended and Restated, Effective as of June 9, 2016

Exhibit 10.7**	Form of Indemnification Agreement

Exhibit 10.8

Shareholders’ and Registration Rights Agreement, dated as of March 21, 2016, by and among TPG Capital LLC, WL Ross Sponsor LLC and WL Ross Holding Corp. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 10.9

Amendment No. 1 to Shareholders’ and Registration Rights Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.10**	Form of Joinder to Shareholders’ and Registration Rights Agreement

Exhibit 10.11

Registration Rights Agreement, dated May 23, 2016, by and between WL Ross Holding Corp., WL Ross Sponsor LLC and First Pacific Advisors, on behalf of one or more clients (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on May 24, 2016)

Exhibit 10.12**

Registration Rights Agreement, dated June 9, 2016, by and among Nexeo Solutions, Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc.

Exhibit 10.13	Nexeo Solutions, Inc. 2016 Long Term Incentive Plan (incorporated by reference to Annex B to WL Ross Holding Corp.’s definitive proxy statement (File No. 001-36477) filed with the SEC on May 10, 2016)

Exhibit 10.14**	Form of Performance Share Unit Award Agreement under the Nexeo Solutions Inc. 2016 Long Term Incentive Plan

Exhibit 10.15

Founder Share Transfer Letter Agreement, dated June 6, 2016, by and among WL Ross Holding Corp, WL Ross Sponsor LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 10.16

Amendment No. 1 to Founder Share Transfer Letter Agreement, dated June 6, 2016, by and among WL Ross Holding Corp, WL Ross Sponsor LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.17

Private Placement Warrant Exchange Letter Agreement, dated as of March 21, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Nexeo Solutions Holdings, LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 10.18

Subscription Agreement, dated May 9, 2016, by and between WL Ross Holding Corp. and Fidelity Select Portfolios: Chemicals Portfolio, Fidelity Advisor Series I: Fidelity Advisor Value Fund, Fidelity Capital Trust: Fidelity Value Fund, Fidelity Select Portfolios: Materials Portfolio, Fidelity Central Investment Portfolios LLC: Fidelity Materials Central Fund and Variable Insurance Products Fund IV: Materials Portfolio (incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 8-K (File No. 001-36477) filed with the SEC on May 10, 2016)

Exhibit 10.19

Subscription Agreement, dated May 6, 2016, by and between WL Ross Holding Corp. and MFS Series Trust X on behalf of MFS Global Alternative Strategy Fund, MFS Series Trust I on behalf of MFS New Discovery Fund and MFS Variable Insurance Trust on behalf of MFS New Discovery Series (incorporated by reference to Exhibit 10.7 to the Quarterly Report on Form 8-K (File No. 001-36477) filed with the SEC on May 10, 2016)

Exhibit 10.20

Subscription Agreement, dated May 23, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and First Pacific Advisors, on behalf of one or more clients (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on May 24, 2016)

Exhibit 10.21

Subscription Agreement, dated June 6, 2016, by and among WL Ross Holding Corp. and WL Ross Sponsor LLC (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.22

Commitment Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and First Pacific Advisors, on behalf of one or more clients (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.23

Commitment Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Park West Investors Master Fund, Limited (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.24

Commitment Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Park West Partners International, Limited (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 16.1**	Letter from KPMG LLP

Exhibit 21.1**	Subsidiaries of the registrant

Exhibit 99.1**	Unaudited condensed consolidated financial statements of Nexeo Solutions Holdings, LLC and its subsidiaries at March 31, 2016 and September 30, 2015, and for the six months ended March 31, 2016

Exhibit 99. 2**	Consolidated financial statements of Chemical Specialists and Development, Inc. as of and for the fiscal years ended January 31, 2013 and 2012, together with the independent auditors’ report

Exhibit 99. 3**

Financial statements of ST Laboratories Group, LLC as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012 and 2011 and the period from inception (May 1, 2010) to December 31, 2010, together with the independent auditors’ report

Exhibit 99. 4**	Financial statements of STX Freight Company as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ report

Exhibit 99. 5**	Unaudited consolidated financial statements of Chemical Specialists and Development, Inc. as of September 30, 2013 and for the eight months ended September 30, 2013 and 2012

Exhibit 99. 6**	Unaudited financial statements of ST Laboratories Group, LLC as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

Exhibit 99. 7**	Unaudited financial statements of STX Freight Company as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

Exhibit 99.8**	Unaudited pro forma condensed combined financial information for Nexeo Solutions, Inc. as of March 31, 2016, for the three months ended March 31, 2016 and for the year ended December 31, 2015

*                 Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

**   Previously filed with the registrant’s Current Report on Form 8-K filed on June 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 15, 2016	Nexeo Solutions, Inc.

		By:	/s/ Michael B. Farnell, Jr.
		Name:	Michael B. Farnell, Jr.
		Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1*

Agreement and Plan of Merger, dated March 21, 2016, by and among WL Ross Holding Corp., Neon Acquisition Company LLC, Neon Holding Company LLC, TPG Accolade Delaware, LP, Nexeo Solutions Holdings, LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 2.2*

Amendment No. 1 to the Agreement and Plan of Merger, dated June 6, 2016, by and among the WL Ross Holding Corp., Neon Acquisition Company, LLC, Neon Holding Company LLC, Nexeo Solutions Holdings, LLC, TPG Accolade Delaware, L.P. and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 3.1**	Second Amended and Restated Certificate of Incorporation of Nexeo Solutions, Inc.

Exhibit 3.2**	Amended and Restated Bylaws of Nexeo Solutions, Inc.

Exhibit 4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 4.4

Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-1/A (File No. 333-195854) filed with the SEC on May 30, 2014)

Exhibit 10.1**	Tax Receivable Agreement, dated June 9, 2016, by and between WL Ross Holding Corp. and the Selling Equityholders

Exhibit 10.2**	Form of Joinder to Tax Receivable Agreement

Exhibit 10.3**

Credit Agreement, dated as of June 9, 2016, by and Nexeo Solutions, LLC, the other U.S Borrowers referred to therein, Nexeo Solutions Canada Corp., Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A. as agent, the other agents party thereto and the others lenders party thereto

Exhibit 10.4**

Credit Agreement, dated as of June 9, 2016, by and among Nexeo Solutions, LLC, Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the other lenders party thereto

Exhibit 10.5**	Employment Agreement, dated June 9, 2016, by and between Nexeo Solutions, Inc., Nexeo Solutions, LLC and David Bradley

Exhibit 10.6**	Nexeo Solutions, Inc. Severance Plan for U.S. Officers and Executives, as Amended and Restated, Effective as of June 9, 2016

Exhibit 10.7**	Form of Indemnification Agreement

Exhibit 10.8

Shareholders’ and Registration Rights Agreement, dated as of March 21, 2016, by and among TPG Capital LLC, WL Ross Sponsor LLC and WL Ross Holding Corp. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 10.9

Amendment No. 1 to Shareholders’ and Registration Rights Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.10**	Form of Joinder to Shareholders’ and Registration Rights Agreement

Exhibit 10.11

Registration Rights Agreement, dated May 23, 2016, by and between WL Ross Holding Corp., WL Ross Sponsor LLC and First Pacific Advisors, on behalf of one or more clients (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on May 24, 2016)

Exhibit 10.12**

Registration Rights Agreement, dated June 9, 2016, by and among Nexeo Solutions, Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc.

Exhibit 10.13	Nexeo Solutions, Inc. 2016 Long Term Incentive Plan (incorporated by reference to Annex B to WL Ross Holding Corp.’s definitive proxy statement (File No. 001-36477) filed with the SEC on May 10, 2016)

Exhibit 10.14**	Form of Performance Share Unit Award Agreement under Nexeo Solutions, Inc. 2016 Long Term Incentive Plan

Exhibit 10.15

Founder Share Transfer Letter Agreement, dated June 6, 2016, by and among WL Ross Holding Corp, WL Ross Sponsor LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 10.16

Amendment No. 1 to Founder Share Transfer Letter Agreement, dated June 6, 2016, by and among WL Ross Holding Corp, WL Ross Sponsor LLC and Nexeo Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.17

Private Placement Warrant Exchange Letter Agreement, dated as of March 21, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Nexeo Solutions Holdings, LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on March 22, 2016)

Exhibit 10.18

Subscription Agreement, dated May 9, 2016, by and between WL Ross Holding Corp. and Fidelity Select Portfolios: Chemicals Portfolio, Fidelity Advisor Series I: Fidelity Advisor Value Fund, Fidelity Capital Trust: Fidelity Value Fund, Fidelity Select Portfolios: Materials Portfolio, Fidelity Central Investment Portfolios LLC: Fidelity Materials Central Fund and Variable Insurance Products Fund IV: Materials Portfolio (incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 8-K (File No. 001-36477) filed with the SEC on May 10, 2016)

Exhibit 10.19

Subscription Agreement, dated May 6, 2016, by and between WL Ross Holding Corp. and MFS Series Trust X on behalf of MFS Global Alternative Strategy Fund, MFS Series Trust I on behalf of MFS New Discovery Fund and MFS Variable Insurance Trust on behalf of MFS New Discovery Series (incorporated by reference to Exhibit 10.7 to the Quarterly Report on Form 8-K (File No. 001-36477) filed with the SEC on May 10, 2016)

Exhibit 10.20

Subscription Agreement, dated May 23, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and First Pacific Advisors, on behalf of one or more clients (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on May 24, 2016)

Exhibit 10.21

Subscription Agreement, dated June 6, 2016, by and among WL Ross Holding Corp. and WL Ross Sponsor LLC (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.22

Commitment Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and First Pacific Advisors, on behalf of one or more clients (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.23

Commitment Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Park West Investors Master Fund, Limited (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 10.24

Commitment Agreement, dated June 6, 2016, by and among WL Ross Holding Corp., WL Ross Sponsor LLC and Park West Partners International, Limited (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-36477) filed with the SEC on June 7, 2016)

Exhibit 16.1**	Letter from KPMG LLP

Exhibit 21.1**	Subsidiaries of the registrant

Exhibit 99.1**	Unaudited condensed consolidated financial statements of Nexeo Solutions Holdings, LLC and its subsidiaries at March 31, 2016 and September 30, 2015, and for the six months ended March 31, 2016

Exhibit 99. 2**	Consolidated financial statements of Chemical Specialists and Development, Inc. as of and for the fiscal years ended January 31, 2013 and 2012, together with the independent auditors’ report

Exhibit 99. 3**

Financial statements of ST Laboratories Group, LLC as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012 and 2011 and the period from inception (May 1, 2010) to December 31, 2010, together with the independent auditors’ report

Exhibit 99. 4**	Financial statements of STX Freight Company as of December 31, 2012, 2011 and 2010 and for the years ended December 31, 2012, 2011 and 2010, together with the independent auditors’ report

Exhibit 99. 5**	Unaudited consolidated financial statements of Chemical Specialists and Development, Inc. as of September 30, 2013 and for the eight months ended September 30, 2013 and 2012

Exhibit 99. 6**	Unaudited financial statements of ST Laboratories Group, LLC as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

Exhibit 99. 7**	Unaudited financial statements of STX Freight Company as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

Exhibit 99.8**	Unaudited pro forma condensed combined financial information for Nexeo Solutions, Inc. as of March 31, 2016, for the three months ended March 31, 2016 and for the year ended December 31, 2015

*                 Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

**   Previously filed with the registrant’s Current Report on Form 8-K filed on June 15, 2016.